UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2019

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
0-32113	(State or Other Jurisdiction of Incorporation)	33-0832424
(Commission File Number)		(I.R.S. Employer Identification No.)

17101 Armstrong Avenue Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)
(714) 430-6400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                          Results of Operations and Financial Condition.

On July 18, 2019, Resources Connection, Inc. (“Resources” or “the Company”) issued a press release announcing its financial results for the quarter and year ended May 25, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Within the attached press release, the Company makes reference to certain non-generally accepted accounting principles (“non-GAAP”) financial measures, including constant currency revenue, consolidated Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Provision for Income Taxes, Adjusted Net Income, and Adjusted Diluted Earnings Per Common Share. The Company believes these non-GAAP measures are useful to our investors because they are financial measures used by management to assess the core performance of our Company. Accordingly, where these non-GAAP measures are provided, it is done so investors have the same financial data that management uses with the belief such information will assist the investment community in assessing the underlying performance of the Company on a year-over-year and sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.

The non-GAAP measures presented in the attached press release are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

The information in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued July 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2019	RESOURCES CONNECTION, INC.

	By:	/s/ Kate W. Duchene
Kate W. Duchene
President and Chief Executive Officer